Exhibit 99.1
CafePress Reports Results for Second Quarter 2016

Fifth Consecutive Quarter of Year over Year Gross Profit Margin Improvement

 LOUISVILLE, Ky., August 4, 2016 - CafePress Inc. (NASDAQ: PRSS) today reported financial results for the three months ended June 30, 2016.
Management Commentary
“Within the second quarter CafePress continued to execute on the optimization phase of our turnaround strategy. We substantially reduced our year-over-year revenue decline, maintained strong gross and contribution margin levels for the fifth consecutive quarter, and continued to invest in the strategic priorities designed to enhance our customer experience," commented Fred Durham, Chief Executive Officer. “Our priorities for the remainder of 2016 continue to be focusing on profitable growth channels, optimizing the customer experience, and revitalizing our customer relationships to enhance lifetime value.”

Second Quarter 2016 Financial Highlights1

•	Net revenues totaled $19.8 million, compared to $21.8 million in the second quarter of 2015.

•	Gross profit margin was 41.4% of net revenues, compared to 40.8% in the second quarter of 2015.

•
GAAP net loss from continuing operations was $(23.0) million, or $(1.37) per diluted share, inclusive of a $20.9 million one-time non-cash impairment charge on goodwill, compared to a net loss of $(1.1) million, or $(0.06) per diluted share, in the second quarter of 2015.

•	Non-GAAP Adjusted EBITDA from continuing operations was $(1.0) million, compared to Adjusted EBITDA of $0.7 million in the second quarter of 2015.

•	Non-GAAP Contribution margin was 28.9% of net revenues, compared to 29.4% in the second quarter of 2015.

•
Non-GAAP net loss from continuing operations was $(1.3) million, or $(0.08) per diluted share, compared to a non-GAAP net loss of $(0.5) million, or $(0.03) per diluted share in the second quarter of 2015.

Cash and Share Repurchase Activity

•	Within the second quarter, the company repurchased approximately 98,000 shares of common stock totaling $0.3 million.

•	Since authorization of the program in the second quarter of 2015, the company has repurchased a total of approximately 1,078,000 shares of common stock totaling $4.7 million.

•	At June 30, 2016, cash, cash equivalents, and short-term investments totaled $38.4 million, or approximately $2.29 per share.

Second Quarter 2016 Operating Metrics

•	Average Order Value (AOV) was $34, down 5% year-over-year.

•	Orders totaled 0.6 million, a 3% year-over-year decline.

Goodwill Impairment Charge
The company conducted a goodwill impairment test during the second quarter. The results of that test indicated a full impairment of goodwill. Accordingly, a non-cash impairment charge of $20.9 million was recorded during the second quarter. The Company will provide additional disclosure on this topic in its forthcoming Form 10-Q.

1Continuing operations includes results from CafePress.com and Retail Partners Channels. The Financial Highlights, Operating Metrics, and accompanying tables reflect the results of the Company’s divestitures of its Art, Logo, and EZ Prints businesses in discontinued operations for all periods presented.

Please see “Non-GAAP Financial Information” for definitions of the terms Non-GAAP Adjusted EBITDA, Non-GAAP Contribution margin, Non-GAAP net loss and Non-GAAP net loss per diluted share.

Second Quarter 2016 Conference Call
Management will review the second quarter 2016 financial results on a conference call on Thursday, August 4, 2016 at 5:00 p.m. Eastern Time. To participate on the live call, analysts and investors should dial 1-888-576-4387 or 719-325-2454 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.
Non-GAAP Financial Information
This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, contribution margin, non-GAAP loss, and non-GAAP loss per diluted share. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the information provided at the end of this press release.
To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements
Information set forth in this news release contains various "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the "Act") provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements are made pursuant to the Act.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "predict," "project," "seek," "should," "will," and similar words, although some forward-looking statements are expressed differently. Examples of forward looking statements include: our priorities for the remainder of 2016. Important factors that could cause actual results to differ materially from expectations include, among others, the following: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers' discretionary income; additional taxes and fees; the loss of key personnel; the effect (including possible increases in the cost of doing business) resulting from catastrophic events, including future war and terrorist activities or political uncertainties, or the impact of natural or other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); the impact of work stoppages and other labor problems on current and future operations; our ability to comply with governmental regulation and/or other legal obligations related to the privacy of personal information and other data, including the improper disclosure thereof; the impact of system failures or damage from natural disasters, power loss, telecommunications failures, cyber-attacks, or other unforeseen events; the impact of security breaches, computer viruses and hacking attacks on our business and operations; our ability to respond to rapid technological changes in a timely manner; our ability to prevent payment related risks, such as fraudulent use of credit or debit cards; our ability to maintain customer confidence in the integrity of our business; our ability to operate www.cafepress.com in an evolving and highly competitive market segment; our ability to secure new or ongoing content from third party partners; our ability to provide a high-quality customer experience with minimal programming errors, flows and/or technical difficulties; our ability to adequately protect our intellectual property; our ability to maintain or hire additional personnel; and the volatility of our stock price. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein, we refer you to the "Risk Factors" sections of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 as filed with the Securities and Exchange Commission, and in other reports we file with the Securities and Exchange Commission from time to time, which are available on the Securities and Exchange Commission's Website at www.sec.gov.

About CafePress (PRSS):
CafePress is the world’s best online gift shop that has the perfect item for every passion. Our catalog of more than 1 billion uniquely designed products - ranging from apparel to drinkware and home décor - allows our customers to express themselves and connect with others by bringing passions to life through unique items. In addition, our interactive design tools allow customers to personalize items or create their own unique items. CafePress was founded in 1999 and is headquartered in Louisville, Kentucky. For more information, visit www.cafepress.com or connect with us on Facebook , Twitter , Pinterest or Instagram.

Media Relations:
CafePress Inc.
Meghan Marshall
804-461-9401
pr@cafepress.com
Investor Relations:
The Blueshirt Group
Whitney Kukulka
415-489-2187
whitney@blueshirtgroup.com

CafePress Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net revenues	$19,841	$21,764	$37,919	$45,340
Cost of net revenues	11,622	12,876	22,265	27,750
Gross profit	8,219	8,888	15,654	17,590
Operating expenses:
Sales and marketing	4,320	4,195	8,932	9,611
Technology and development	3,316	2,792	6,500	5,989
General and administrative	3,036	3,194	5,672	6,341
Impairment charges	20,899	—	20,899	—
Restructuring costs	—	526	—	526
Total operating expenses	31,571	10,707	42,003	22,467
Loss from operations	(23,352)	(1,819)	(26,349)	(4,877)
Interest income	41	17	74	22
Interest expense	(12)	(13)	(26)	(27)
Other (expense) income, net	(58)	23	(63)	65
Loss before income taxes	(23,381)	(1,792)	(26,364)	(4,817)
Benefit from income taxes	(402)	(718)	(404)	(1,413)
Net loss from continuing operations	(22,979)	(1,074)	(25,960)	(3,404)
(Loss) income from discontinued operations, net of tax	—	(7,704)	—	6,808
Net (loss) income	$(22,979)	$(8,778)	$(25,960)	$3,404
Net (loss) income per share of common stock:
Basic:
Continuing operations	$(1.37)	$(0.06)	$(1.55)	$(0.19)
Discontinued operations	$—	$(0.44)	$—	$0.39
Diluted:
Continuing operations	$(1.37)	$(0.06)	$(1.55)	$(0.19)
Discontinued operations	$—	$(0.44)	$—	$0.39
Shares used in computing net (loss) income per share of common stock:
Basic	16,742	17,455	16,775	17,468
Diluted	16,769	17,455	16,808	17,531

CafePress Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	June 30, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,330	$32,663
Short-term investments	23,066	17,610
Accounts receivable	614	680
Inventory, net	2,793	3,850
Deferred costs	626	619
Restricted cash	—	3,417
Prepaid expenses and other current assets	3,360	2,413
Total current assets	45,789	61,252
Property and equipment, net	10,055	8,624
Goodwill	—	20,899
Other assets	705	608
TOTAL ASSETS	$56,549	$91,383

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,387	$3,938
Accrued royalties payable	2,290	4,292
Accrued liabilities	6,457	10,701
Deferred revenue	929	864
Capital lease obligation, current	583	565
Total current liabilities	11,646	20,360
Capital lease obligation, non-current	50	347
Other long-term liabilities	218	353
TOTAL LIABILITIES	11,914	21,060
Commitments and Contingencies
Stockholders’ Equity:
Preferred stock, $0.0001 par value: 10,000 shares authorized as of June 30, 2016 and December 31, 2015; none issued and outstanding	—	—
Common stock, $0.0001 par value: 500,000 shares authorized and 16,707 and 16,766 shares issued and outstanding as of June 30, 2016 and December 31, 2015, respectively	2	2
Treasury stock	—	(203)
Additional paid-in capital	99,413	99,344
Accumulated deficit	(54,780)	(28,820)
TOTAL STOCKHOLDERS’ EQUITY	44,635	70,323
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$56,549	$91,383

CafePress Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2016	2015
Cash Flows from Operating Activities:
Net (loss) income	$(25,960)	$3,404
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	2,140	3,816
Amortization of intangible assets	—	1,229
(Gain) loss on disposal of fixed assets	(16)	217
Stock-based compensation	746	891
Goodwill impairment	20,899	—
Impairment charges — assets held for sale	—	7,311
Gain on sale of businesses	—	(17,062)
Deferred income taxes	(350)	(140)
Changes in operating assets and liabilities, net of effect of divestitures:
Accounts receivable	66	2,215
Inventory	1,057	1,858
Prepaid expenses and other current assets	(954)	957
Other assets	7	124
Accounts payable	(2,668)	(6,717)
Partner commissions payable	—	(2,003)
Accrued royalties payables	(2,002)	(2,404)
Accrued and other liabilities	(4,146)	(5,757)
Assets and liabilities held for sale	—	(1,849)
Deferred revenue	65	(1,153)
Net cash used in operating activities	(11,116)	(15,063)
Cash Flows from Investing Activities:
Purchase of short-term investments	(9,920)	(14,424)
Proceeds from maturities of short-term investments	4,464	—
Purchase of property and equipment	(2,263)	(377)
Capitalization of software and website development costs	(1,172)	(1,349)
Proceeds from disposal of fixed assets	29	—
Change in restricted cash	3,417	(3,417)
Proceeds from sale of businesses, net of expenses paid	—	37,653
Net cash (used in) provided by investing activities	(5,445)	18,086
Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(279)	(223)
Proceeds from exercise of common stock options	5	390
Repurchases of common stock	(498)	(2,287)
Net cash used in financing activities	(772)	(2,120)
Change in cash of discontinued operations	—	424
Net (decrease) increase in cash and cash equivalents	(17,333)	1,327
Cash and cash equivalents — beginning of period	32,663	26,971
Cash and cash equivalents — end of period	$15,330	$28,298
Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$26	$43
Income taxes paid during the period	17	81
Non-cash Investing and Financing Activities:
Accrued purchases of property and equipment	160	2

Stock-based compensation included in continuing operations is allocated as follows (unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Cost of net revenues	$12	$42	$36	$82
Sales and marketing	78	100	137	194
Technology and development	29	32	58	103
General and administrative	349	249	515	473
Total stock-based compensation expense	$468	$423	$746	$852

CafePress Inc.
Reconciliation of GAAP Net Loss from Continuing Operations to Non-GAAP Adjusted EBITDA from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net loss from continuing operations	$(22,979)	$(1,074)	$(25,960)	$(3,404)
Non-GAAP adjustments:
Interest and other (income) expense	29	(27)	15	(60)
Benefit from income taxes	(402)	(718)	(404)	(1,413)
Depreciation and amortization	1,032	1,593	2,140	3,259
Stock-based compensation	468	423	746	852
Impairment charges	20,899	—	20,899	—
Restructuring costs	—	526	—	526
Adjusted EBITDA*	$(953)	$723	$(2,564)	$(240)

*
Adjusted EBITDA is a non-GAAP financial measure which we define as net income (loss) from continuing operations less interest and other income (expense), provision for (benefit from) income taxes, depreciation and amortization, stock-based compensation, impairment charges, and restructuring costs.

CafePress Inc.
Definition of Non-GAAP Contribution Margin from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2015		2016		2015
Net revenues	$19,841	100%	$21,764	100%	$37,919	100%	$45,340	100%
Cost of net revenues	11,622	59	12,876	59	22,265	59	27,750	61
Gross profit	8,219	41	8,888	41	15,654	41	17,590	39
Non-GAAP adjustments:
Add: Stock-based compensation	12	—	42	—	36	—	82	—
Less: Variable sales and marketing costs	(2,506)	(13)	(2,521)	(12)	(5,086)	(13)	(5,995)	(13)
Contribution margin (from continuing operations)	$5,725	29%	$6,409	29%	$10,604	28%	$11,677	26%

*
Contribution margin is a non-GAAP financial measure which we define as gross profit from continuing operations plus stock-based compensation included in cost of net revenues less variable sales and marketing costs.

CafePress Inc.
Reconciliation of GAAP Operating Loss from Continuing Operations to Non-GAAP Operating Loss from Continuing Operations
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Operating loss from continuing operations	$(23,352)	$(1,819)	$(26,349)	$(4,877)
Non-GAAP adjustments:
Stock-based compensation	468	423	746	852
Impairment charges	20,899	—	20,899	—
Restructuring costs	—	526	—	526
Non-GAAP operating loss from continuing operations	$(1,985)	$(870)	$(4,704)	$(3,499)

CafePress Inc.
Reconciliation of GAAP Net Loss from Continuing Operations to Non-GAAP Net Loss from Continuing Operations and Non-GAAP Loss from Continuing Operations per Basic and Diluted Share
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Loss from continuing operations before tax	$(23,381)	$(1,792)	$(26,364)	$(4,817)
Non-GAAP adjustments:
Stock-based compensation	468	423	746	852
Impairment charges	20,899	—	20,899	—
Restructuring costs	—	526	—	526
Non-GAAP loss before tax	(2,014)	(843)	(4,719)	(3,439)
Benefit from income taxes *	(711)	(299)	(1,666)	(1,221)
Non-GAAP net loss from continuing operations	$(1,303)	$(544)	$(3,053)	$(2,218)

Non-GAAP net loss from continuing operations per share:
Basic and diluted	$(0.08)	$(0.03)	$(0.18)	$(0.13)
Shares used in computing Non-GAAP net loss from continuing operations per share:
Basic and diluted	16,742	17,455	16,775	17,468

*	Benefit from income tax is calculated by multiplying the Non-GAAP loss before tax by the statutory federal and state income tax rates.

CafePress Inc.
User Metrics Disclosure
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
User Metrics
Orders	589,046	608,956	1,124,216	1,225,894
year-over-year change	-3%	-17%	-8%	-11%
Average Order Value	$34	$36	$34	$36
year-over-year change	-5%	-9%	-6%	-11%